UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
October 26, 2005
Date of Report (date of earliest event reported):
Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (IRS Employer ID Number)

4601 College Boulevard Leawood, Kansas (Address of principal executive offices)	66211 (Zip Code)
Registrant’s Telephone Number, including area code: (913) 327-4200
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
The Registrant is hereby filing the agreements set forth under Item 9 below that the Registrant executed in connection with the sale of its 3.50% Convertible Debentures Due 2025 on October 4, 2005.
ITEM 9.01. Financial Statements and Exhibits
(c)    Exhibits

4.1	Indenture, dated as of October 4, 2005, between Euronet Worldwide, Inc. and U.S. Bank National Association

4.2	Purchase Agreement, dated as of September 28, 2005, among Euronet Worldwide, Inc. and Banc of America Securities LLC

4.3	Registration Rights Agreement, dated as of October 4, 2005, among Euronet Worldwide, Inc. and Banc of America Securities LLC

4.4	Specimen 3.50% Convertible Debenture Due 2025 (Certificated Security) (included in Exhibit 4.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.
By:	/s/ Rick L. Weller
Rick L. Weller
Chief Financial Officer

Date: October 26, 2005

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